UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 18, 2026

Date of Report (date of earliest event reported)

Bio Green Med Solution, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 10, Tower 11, Avenue 5,

No. 8 Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip code)

(908) 955-0526

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BGMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The 2026 Annual Meeting of Bio Med Green Solution, Inc. (“BGMS”) was held on June 18, 2025.

(b) At the 2026 Annual Meeting, BGMS stockholders voted on the matters set forth below, with final voting results indicated. For the election of directors, each nominee received a majority of votes cast and was elected as a director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, with abstentions counted as votes against and broker non-votes having no effect. The proposals are further described in the Proxy Statement. The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

1. Election of Directors: Our shareholders voted to elect the following individuals as Class I Directors, each of whom has been approved for re-election for a three-year term expiring at the 2029 annual meeting of stockholders: (a) Dr. Satis Waran Nair Krishnan, and (b) Inigo Angel Laurduraj.

1.A.	Dr. Satis Waran Nair Krishnan

FOR		AGAINST			ABSTAIN		BROKER NON-VOTE
Number	%	Number	%		Number	%	Number	%
3,807,082	69.0%	N/A	N/A	%	6,455	0.1%	N/A	N/A

1.B.	Inigo Angel Laurduraj

FOR		AGAINST			ABSTAIN		BROKER NON-VOTE
Number	%	Number	%		Number	%	Number	%
3,806,889	69.0%	N/A	N/A	%	6,648	0.1%	N/A	N/A

2. Approval of the Appointment of Auditors. Our shareholders ratified the appointment of SFAI Malaysia Plt. (PCAOB: 7167), as our independent auditors for the 2026 fiscal year ending December 31, 2026.

FOR		AGAINST		ABSTAIN		BROKER NON-VOTE
Number	%	Number	%	Number	%	Number	%
4,321,612	78.3%	13,017	0.2%	157	.003%	N/A	N/A

3. Approval by an Advisory Vote the Executive Compensation. Our shareholders approved, by an advisory vote, the compensation of our named executive officers and directors, as disclosed in this proxy statement.

FOR		AGAINST		ABSTAIN		BROKER NON-VOTE
Number	%	Number	%	Number	%	Number	%
3,803,784	68.9%	8,966	0.2%	787	.01%	N/A	N/A

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 22, 2026	Bio Green Med Solution, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
	Name:	Datuk Dr. Doris Wong Sing Ee
	Title:	Chief Executive Officer and Executive Director